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Exhibit 10.1

SCIENTIFIC GAMES CORPORATION

THIRD AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

        This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of January 16, 2002 and entered into by and among SCIENTIFIC GAMES CORPORATION, a Delaware corporation (formerly known as Autotote Corporation) ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("Lenders"), and CREDIT SUISSE FIRST BOSTON (as successor to DLJ Capital Funding, Inc.), as Administrative Agent for Lenders ("CSFB"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of October 6, 2000 by and among Company, Lenders, CSFB, as Administrative Agent and Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Lehman Brothers Inc., as Co-Arranger (such Amended and Restated Credit Agreement, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 30, 2001 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 13, 2001, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

RECITALS

        WHEREAS, Company has requested that Lenders (i) amend certain provisions of the Credit Agreement and the Security Agreement to permit Company to (a) use a portion of the proceeds from the issuance of equity Securities of Company to prepay a portion of the Subordinated Indebtedness under the Senior Subordinated Notes, (b) create certain new Foreign Subsidiaries of Company, (c) reorganize the ownership structure of certain Foreign Subsidiaries of Company, (d) dissolve certain Foreign Subsidiaries of Company, and (e) sell all of the outstanding shares of capital stock of Marvin H. Sugarman Productions, Inc., a New York corporation ("MHSP"), to Mr. Marvin Sugarman in exchange for $100 in cash, and (ii) make certain other amendments to the Credit Agreement and the Security Agreement as set forth below; and

        WHEREAS, subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments;

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.    AMENDMENTS TO THE CREDIT AGREEMENT AND THE SECURITY AGREEMENT

          A.    Amendments to Subsection 1.1 of the Credit Agreement.    Subsection 1.1 of the Credit Agreement is hereby amended by (1) deleting the phrase "more than [90%]" contained in the definition of "Supermajority Lenders" and substituting the phrase "more than 90%" therefor, and (2) adding thereto the following new definitions, which shall be inserted in the appropriate alphabetical order:

            "Austrian Tax Reorganization" means the transfer of ownership of SG-Austria from SGII to SGIH pursuant to documentation reasonably satisfactory to Administrative Agent and its counsel.

            "MHSP" means Marvin H. Sugarman Productions, Inc., a New York corporation.

            "MHSP Sale" means the sale by Company of all of the outstanding capital stock of MHSP to Marvin Sugarman in exchange for $100 in cash.

            "MHSP Sale Date" means the date on which the MHSP Sale is consummated in accordance with the terms of this Agreement.

            "SG-Austria" means Scientific Games International GmbH, an Austrian corporation.

            "SGIH" means Scientific Games International Holdings LTD, a company incorporated in England and Wales.

            "SGII" means Scientific Games International, Inc., a Delaware corporation.

            "SGIL" has the meaning assigned to that term in subsection 7.1(x).

            "SGUK" means Scientific Games UK Holdings LTD, a company incorporated in England and Wales.

            "Sub Debt Purchase Period" means the period commencing on the 2002 Equity Offering Date and ending on the earlier of (a) the 90th day after the 2002 Equity Offering Date (or if such day is not a Business Day, the next succeeding Business Day), and (b) the Business Day designated by Company as the expiration date of such period in a written notice delivered to Administrative Agent at least three Business Days prior to such designated expiration date.

            "Tax Reorganizations" means the U.K. Tax Reorganization and the Austrian Tax Reorganization.

            "Third Amendment" means that certain Third Amendment to this Agreement dated as of January 16, 2002.

            "2002 Equity Offering" means the issuance of equity Securities of Company resulting in Company receiving Cash proceeds on or before September 16, 2002, on terms that are substantially the same as those described in Amendment No. 2 to Form S-3 as filed by Company with the Securities and Exchange Commission on June 10, 2002.

            "2002 Equity Offering Date" means the initial date on which Company or any of its Subsidiaries receives 2002 Equity Proceeds.

            "2002 Equity Offering Waivable Mandatory Prepayment" means any mandatory prepayment of Loans and/or permanent reduction of Revolving Loan Commitments that Company is required to make pursuant to the second to last sentence of subsection 2.4B(iii)(c).

            "2002 Equity Proceeds" means the Cash proceeds from the 2002 Equity Offering, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

            "Tranche B Waivable Mandatory Prepayment" means any mandatory prepayment of Loans and/or permanent reduction of Revolving Loan Commitments that Company is required to make pursuant to subsection 2.4B(iii) (other than the 2002 Equity Offering Waivable Mandatory Prepayment).

            "U.K. Tax Reorganization" means the change in ownership structure of certain Foreign Subsidiaries of Company and the creation of certain new Foreign Subsidiaries of Company, in each case as described in Phase 1 and Phase 2 in Schedule 1 attached to the Third Amendment.

            "Waivable Mandatory Prepayment" means a Tranche B Waivable Mandatory Prepayment or a 2002 Equity Offering Waivable Mandatory Prepayment, as applicable.

            "Waived 2002 Equity Proceeds" means the 2002 Equity Proceeds that the Tranche A Term Lenders and the Tranche B Term Lenders waive their rights to receive as a mandatory prepayment pursuant to subsection 2.4B(iv)(c).

          B.    Amendments to Subsection 2.4B(iii)(c) of the Credit Agreement.    Subsection 2.4B(iii)(c) of the Credit Agreement is hereby amended by (1) deleting the phrase "and (ii)" contained therein and substituting the phrase ", (ii) the 2002 Equity Offering, and (iii)" therefor, and (2) inserting at the end thereof the following two sentences:

"No later than the fifth Business Day following the 2002 Equity Offering Date, Company shall prepay the Loans and/or permanently reduce the Revolving Loan Commitments in an aggregate amount (if positive) equal to (i) 100% of the 2002 Equity Proceeds minus (ii) the sum of $100,000,000 plus the aggregate amount of Waived 2002 Equity Proceeds. During the Sub Debt Purchase Period, Company may use the Waived 2002 Equity Proceeds plus up to $100,000,000 of 2002 Equity Proceeds to redeem or purchase Subordinated Indebtedness with respect to the Senior Subordinated Notes in accordance with the provisions of the Senior Subordinated Note Indenture, the Senior Subordinated Notes and this Agreement; provided that, on the first Business Day following the last day of the Sub Debt Purchase Period, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an amount equal to the Waived 2002 Equity Proceeds that have not been applied during the Sub Debt Purchase Period to redeem or purchase Subordinated Indebtedness with respect to the Senior Subordinated Notes as provided above."

          C.    Amendments to Subsection 2.4B(iii)(g) of the Credit Agreement.    Subsection 2.4B(iii)(g) of the Credit Agreement is hereby amended by inserting the phrase "or 2002 Equity Proceeds" immediately after the phrase "or Net Equity Securities Proceeds (as such term is defined in subsection 2.4B(iii)(c))".

          D.    Amendment to Subsection 2.4B(iv) of the Credit Agreement.    Subsection 2.4B(iv) of the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and substituting therefor the following:

            "(c) Application of Mandatory Prepayments to Term Loans and the Scheduled Installments of Principal Thereof. Any mandatory prepayments of the Term Loans pursuant to subsection 2.4B(iii) shall be applied to prepay the Tranche A Term Loans and the Tranche B Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and shall be applied on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each scheduled installment of principal of the Tranche A Term Loans or the Tranche B Term Loans, as the case may be, set forth in subsection 2.4A(i) or 2.4A(ii), respectively, that is unpaid at the time of such prepayment; provided that (1) the Tranche B Term Lenders shall have the option to waive their rights to receive any Tranche B Waivable Mandatory Prepayment, and (2) in the event that the total amount of 2002 Equity Proceeds exceeds $100,000,000, the Tranche A Term Lenders and the Tranche B Term Lenders shall have the option to waive their rights to receive any 2002 Equity Offering Waivable Mandatory Prepayment. In the event any Tranche A Term Lender or Tranche B Term Lender desires to waive such Lender's right to receive any such Waivable Mandatory Prepayment, such Lender shall so advise Administrative Agent in writing (a "Waiver Notice") no later than the close of business on the Business Day following the date it receives notice of the prepayment from Administrative Agent. In the case of any Tranche B Waivable Mandatory Prepayment, upon receipt of a Waiver Notice from any Tranche B Term Lender, Administrative Agent shall apply the amount so waived by such Tranche B Term Lender to prepay the Tranche A Term Loans and to reduce the unpaid scheduled installments of principal on the Tranche A Term Loans set forth in subsection 2.4A(i) on a pro rata basis and apply the remainder of the amount so waived by such Lender to prepay the Revolving Loans. In the case of any 2002 Equity Offering Waivable Mandatory Prepayment, upon receipt of a Waiver Notice from any Tranche A Term Lender or Tranche B Term Lender, Administrative

    Agent shall promptly notify Company of the amount so waived by such Lender (which amount shall constitute Waived 2002 Equity Proceeds and shall be available to Company during the Sub Debt Purchase Period for application to the redemption or purchase of the Subordinated Indebtedness with respect to the Senior Subordinated Notes in accordance with subsection 2.4B(iii)(c)). Company shall (x) notify Administrative Agent (which shall notify the Tranche A Term Lenders and the Tranche B Term Lenders on the date of receipt of such notice from Company or on the next succeeding Business Day) of any 2002 Equity Offering Waivable Mandatory Prepayment at least four Business Days prior to the expected date of payment to Administrative Agent of such 2002 Equity Offering Waivable Mandatory Prepayment, and (y) use its best efforts to notify Administrative Agent (which shall promptly notify the Tranche B Term Lenders) of any Tranche B Waivable Mandatory Prepayment at least three Business Days prior to the payment to Administrative Agent of such Tranche B Waivable Mandatory Prepayment."

          E.    Amendment to Subsection 6.8B of the Credit Agreement.    Subsection 6.8B of the Credit Agreement is hereby amended by inserting the phrase "or any Subsidiary Guarantor" immediately after the phrase "directly owned by Company" in the first sentence of such subsection.

          F.    Amendment to Subsection 7.4 of the Credit Agreement.    Subsection 7.4 of the Credit Agreement is hereby amended by deleting clause (iii) in its entirety and substituting the following clause (iii) therefor:

            "(iii) Company may become and remain liable with respect to Contingent Obligations under (x) Interest Rate Agreements with Lenders or with any other party acceptable to Administrative Agent with respect to Indebtedness in an aggregate notional principal amount not to exceed at any time the aggregate amount of the Commitments, (y) Currency Agreements with Lenders entered into in the ordinary course of business for hedging purposes only, and (z) Currency Agreements with other banks and financial institutions reasonably acceptable to Administrative Agent entered into in the ordinary course of business for hedging purposes only, provided that, in the case of this clause (z), (1) Company has provided reasonable prior notice to Administrative Agent and each Revolving Lender of the proposed hedging request (including the material terms and timing thereof), (2) Company has delivered to Administrative Agent an Officer's Certificate certifying that the Revolving Lenders are not willing and able to satisfy Company's hedging requirement at a competitive rate within the necessary time period, and (3) all of the obligations of Company thereunder are unsecured;"

          G.    Amendments to Subsection 7.5 of the Credit Agreement.    Subsection 7.5 of the Credit Agreement is hereby amended by (1) deleting the word "and" at the end of clause (iv), (2) deleting the "." at the end of clause (v) and substituting "; and" therefor, and (3) inserting the following new clause (vi) immediately after clause (v):

            "(vi) During the Sub Debt Purchase Period, Company may use a portion of the 2002 Equity Proceeds to redeem or purchase Subordinated Indebtedness with respect to the Senior Subordinated Notes; provided that (a) no Potential Event of Default or Event of Default then exists or would result therefrom, (b) the aggregate amount of 2002 Equity Proceeds used to redeem or purchase such Subordinated Indebtedness shall not exceed the sum of $100,000,000 plus the aggregate amount of Waived 2002 Equity Proceeds that Company uses to redeem or purchase such Subordinated Indebtedness during the Sub Debt Purchase Period in accordance with the terms of this Agreement, (c) such redemption or purchase of the Senior Subordinated Notes shall be consummated in accordance with the provisions of the Senior Subordinated Note Indenture and the provisions of the Senior Subordinated Notes and shall otherwise be reasonably satisfactory to Administrative Agent, and (d) all 2002 Equity Proceeds in excess of $100,000,000 shall be applied as a mandatory prepayment of the Loans pursuant to and in accordance with subsection 2.4B(iii)(c) of this Agreement (it being understood and agreed that, solely for purposes of this clause (d), any Waived 2002 Equity Proceeds that Company applies during the Sub Debt Purchase Period to redeem or purchase Subordinated Indebtedness with respect to the Senior Subordinated Notes in accordance with the terms of this Agreement shall be deemed to have been applied as a mandatory prepayment of the Loans)."

          H.    Amendments to Subsection 7.7 of the Credit Agreement.    Subsection 7.7 of the Credit Agreement is hereby amended by (1) deleting the word "and" at the end of clause (vii), (2) deleting the "." at the end of clause (viii) and substituting ";" therefor, and (3) inserting the following new clauses (ix) through (xiii) immediately after clause (viii):

            "(ix) Company and its Subsidiaries may consummate each of Phase 1 and Phase 2 of the U.K. Tax Reorganization described on Schedule 1 to the Third Amendment (each, a "Phase") and the Austrian Tax Reorganization; provided that (a) prior to each such Tax Reorganization (or, in the case of the U.K. Tax Reorganization, each Phase of such Tax Reorganization), Company shall have delivered, and shall have caused its Subsidiaries to deliver, to Administrative Agent copies or originals, as applicable, of all documents and certificates necessary or, in the reasonable opinion of Administrative Agent, desirable to consummate such Tax Reorganization (or, in the case of the U.K. Tax Reorganization, each Phase of such Tax Reorganization), including but not limited to (1) executed copies of all of the documents and certificates required to be delivered pursuant to subsection 6.8 of this Agreement and Section 5 of the Security Agreement (including, in the case of Phase 1 of the U.K. Tax Reorganization described on Schedule 1 to the Third Amendment, a pledge of not less than 65% of the stock of SGUK and a pledge of not less than 65% of the stock of SGIH), (2) a new Schedule 5.1 to the Credit Agreement and new Schedules 1(e)(i) and 1(e)(ii) to the Security Agreement, which will give effect to such Tax Reorganization (or, in the case of the U.K. Tax Reorganization, each Phase of such Tax Reorganization) and replace the existing Schedules 5.1, 1(e)(i) and 1(e)(ii) in their entirety upon consummation of such Tax Reorganization, (3) a pledge of all Indebtedness under each intercompany promissory note, if any, entered into in connection with such Tax Reorganization (or, in the case of the U.K. Tax Reorganization, each Phase of such Tax Reorganization), (4) certified copies of all organizational documents and constitutional documents of each applicable Subsidiary (to the extent not previously delivered), (5) all board resolutions and shareholder resolutions (if applicable), and all approvals and consents as applicable and required to properly put into effect such Tax Reorganization (or, in the case of the U.K. Tax Reorganization, each Phase of such Tax Reorganization) in England and Wales or Austria, as the case may be, and (6) such other documents as Administrative Agent shall reasonably request, (b) all such documents and certificates shall be in form and substance reasonably satisfactory to Administrative Agent, and (c) Company shall, and shall cause its Subsidiaries to, comply in all respects with the requirements of subsection 6.8 of this Agreement to the extent such subsection relates to such Tax Reorganization and the Subsidiaries affected thereby;

            (x) Company and its Subsidiaries may dissolve Scientific Games Foreign Sales Corporation, a Subsidiary of Company established under the laws of Barbados; provided that (a) Administrative Agent receives an Officer's Certificate from Company certifying that Scientific Games Foreign Sales Corporation has no assets and no liabilities, and (b) promptly after such dissolution, Administrative Agent receives a copy of the official dissolution certificate with respect thereto;

            (xi) Company and its Subsidiaries may dissolve Norton & Wright Limited, a company incorporated in England and Wales; provided that (a) Administrative Agent receives an Officer's Certificate from Company certifying that Norton & Wright Limited has no assets and no liabilities, and (b) promptly after such dissolution, Administrative Agent receives a copy of the official dissolution certificate with respect thereto;

            (xii) Company and its Subsidiaries may dissolve Opax Lotteries International Limited, a company incorporated in England and Wales; provided that (a) Administrative Agent receives an Officer's Certificate from Company certifying that Opax Lotteries International Limited has no assets and no liabilities, and (b) promptly after such dissolution, Administrative Agent receives a copy of the official dissolution certificate with respect thereto; and

            (xiii) Company may sell all of the outstanding shares of capital stock of MHSP to Mr. Marvin Sugarman in exchange for $100 in cash; provided that Administrative Agent receives an Officer's Certificate from Company dated as of the MHSP Sale Date certifying that MHSP has no assets and no liabilities as of such date."

          I.    Amendment to Subsection 7.16 of the Credit Agreement.    Subsection 7.16 of the Credit Agreement is hereby amended by deleting the phrase "$4.0 million" and substituting "$6.5 million" therefor.

          J.    Amendment to Subsection 9.6 of the Credit Agreement.    Subsection 9.6 of the Credit Agreement is hereby amended by deleting subsection 9.6B in its entirety and substituting the following therefor:

            "B. Each Lender hereby authorizes and instructs the Administrative Agent with the right of delegation and substitution and under relief from any restrictions to execute on its sole signature on behalf of such Lender any and all powers of attorney or other instruments (including the approval of share pledges already concluded) which are necessary to effect the pledge of any Subsidiary's shares of capital stock under the laws of a jurisdiction outside of the United States of America."

          K.    Security Agreement Amendments.    The undersigned Lenders, constituting Requisite Lenders under the Credit Agreement, hereby authorize Administrative Agent, as Secured Party, to (i) execute one or more amendments to the Security Agreement substantially in the form of Exhibit I hereto (collectively, the "Security Agreement Amendment") in order in each case to release all of the shares of capital stock of SG-Austria, SGIL, SGUK, Scientific Games Foreign Sales Corporation and MHSP that were pledged on the Closing Date as collateral for the Obligations, (ii) enter into such other forms of release as may be reasonably required solely for the purpose of releasing such shares of capital stock in accordance with the laws of England and Wales, Austria, Barbados or the State of New York, as applicable (in each case at the expense of Company), (iii) release all of the shares of capital stock of SGIL upon receiving an Officer's Certificate from Company certifying that such shares are no longer owned directly by Company or any Subsidiary Guarantor, (iv) release all of the shares of capital stock of SGUK upon receiving an Officer's Certificate from Company certifying that such shares are no longer owned directly by Company or any Subsidiary Guarantor, (v) release all of the shares of capital stock of SG-Austria upon receiving an Officer's Certificate from Company certifying that the Austrian Tax Reorganization has been completed, (vi) release all of the shares of capital stock of Scientific Games Foreign Sales Corporation upon receiving a copy of the official dissolution certificate with respect to the dissolution of Scientific Games Foreign Sales Corporation, and (vii) release all of the shares of capital stock of MHSP on the MHSP Sale Date upon receiving an Officer's Certificate from Company certifying that such shares are being sold in the MHSP Sale and execute and deliver to MHSP such documents (including but not limited to UCC-3 Termination Statements) as MHSP shall reasonably request to evidence such release.

Section 2.    CONDITIONS TO EFFECTIVENESS

        Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"):

          A.    Documents Delivered by Company.    On or before the Third Amendment Effective Date, Company shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

            (i) an Officer's Certificate, in form and substance satisfactory to Administrative Agent, certifying that (a) the representations and warranties in Section 5 of the Credit Agreement and in any other Loan Documents are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date), (b) Company has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement, the other Loan Documents and this Amendment provide shall be performed or satisfied by it on or before the Third Amendment Effective Date and no Event of Default or Potential Event of Default exists, (c) Scientific Games Foreign Sales Corporation is being dissolved and has no assets and no liabilities, (d) Norton & Wright Limited is being dissolved and has no assets and no liabilities, (e) Opax Lotteries International Limited is being dissolved and has no assets and no liabilities, and (f) MHSP has no assets and no liabilities;

            (ii) resolutions adopted by the Board of Directors of Company approving and authorizing the execution, delivery, and performance of this Amendment and the performance of the other transactions contemplated hereby, certified as of the Third Amendment Effective Date by the secretary or similar officer of Company as being in full force and effect without modification or amendment;

            (iii) eight copies of this Amendment executed by Company and each Subsidiary Guarantor; and

            (iv) such other documents as Administrative Agent shall reasonably request.

          B.    Schedules and Exhibits.    Each of the Schedules and Exhibits attached hereto shall be satisfactory to Administrative Agent and Requisite Lenders.

          C.    Fees and Expenses.    Company shall have paid to Administrative Agent (i) all of its reasonable out-of-pocket costs and expenses in connection with this Amendment and the transactions related hereto (including, without limitation, reasonable fees and expenses of Administrative Agent's counsel), and (ii) such other fees as may be agreed to by Company and Administrative Agent prior to the Third Amendment Effective Date.

Section 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

        In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

          A.    Corporate Power and Authority.    Company has all requisite corporate power and authority to enter into this Amendment and to carry out the Tax Reorganizations and the other transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B.    Authorization of Agreements.    The execution and delivery of this Amendment and the performance by Company of the Amended Agreement and the Tax Reorganizations have been duly authorized by all necessary corporate action on the part of Company.

          C.    No Conflict.    The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement and the Tax Reorganizations do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries (other than approvals of stockholders required in connection with the Tax Reorganizations, each of which will be obtained prior to the consummation of the applicable Tax Reorganization).

          D.    Governmental Consents.    The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement and the Tax Reorganizations do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E.    Binding Obligation.    This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F.    Incorporation of Representations and Warranties From Credit Agreement.    The representations and warranties contained in Section 5 of the Credit Agreement and in any other Loan Documents are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G.    Absence of Default.    No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4.    MISCELLANEOUS

          A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

            (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B.    Headings.    Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          C.    Applicable Law.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          D.    Change of Notice Address.    Administrative Agent hereby notifies the other parties hereto that the following address shall be its notice address for any future communications required or permitted to be given in connection with the Loan Documents:

        Credit Suisse First Boston
        11 Madison Avenue
        New York, NY 10010
        Attention: Paul Corona
        Telephone: (212) 538-3689
        Facsimile: (212) 743-4554

          E.    Counterparts; Effectiveness.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon (a) the execution of a counterpart hereof by Company, Requisite Lenders, Lenders having or holding more than 50% of the aggregate Tranche A Term Loan Exposure of all Lenders, and Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Lenders, and (b) receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

SCIENTIFIC GAMES CORPORATION
By:	Name: Title:

LENDERS:

CREDIT SUISSE FIRST BOSTON (as successor to DLJ Capital Funding, Inc.), as Administrative Agent and as a Lender
By:	Name: Title:
By:	Name: Title:

LEHMAN COMMERCIAL PAPER INC., as a Lender
By:	Name: Title:
as a Lender
By:	Name: Title:

SUBSIDIARY GUARANTORS:

ACKNOWLEDGMENT OF THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

        Each of the undersigned, as (i) a Subsidiary Guarantor under that certain Subsidiary Guaranty dated as of October 6, 2000 (as amended, restated, supplemented or otherwise modified to the date hereof, the "Subsidiary Guaranty"), and/or (ii) a grantor under the Collateral Documents referred to in the Credit Agreement, hereby acknowledges that it has read this Third Amendment to Amended and Restated Credit Agreement (the "Amendment") and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the obligations of the undersigned under the Subsidiary Guaranty and the Collateral Documents shall not be impaired or affected and each of the Subsidiary Guaranty and the Collateral Documents is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

SCIENTIFIC GAMES MANAGEMENT CORPORATION
By:
Name: Title:

AUTOTOTE SYSTEMS, INC.
By:
Name: Title:

AUTOTOTE INTERNATIONAL, INC.
By:
Name: Title:

AUTOTOTE ENTERPRISES, INC.
By:
Name: Title:

AUTOTOTE KENO CORPORATION
By:
Name: Title:

SCIENTIFIC GAMES INTERNATIONAL, INC.
By:
Name: Title:

ACRA ACQUISITION CORP.
By:
Name: Title:

MARVIN H. SUGARMAN PRODUCTIONS, INC.
By:
Name: Title:

AUTOTOTE GAMING, INC.
By:
Name: Title:

AUTOTOTE DOMINICANA INC.
By:
Name: Title:

SCIENTIFIC GAMES HOLDINGS CORP.
By:
Name: Title:

SCIENTIFIC GAMES (GREECE), INC.
By:
Name: Title:

SCIENTIFIC GAMES ACQUISITION, INC.
By:
Name: Title:

SCIENTIFIC GAMES FINANCE CORPORATION
By:
Name: Title:

SCIENTIFIC GAMES ROYALTY CORPORATION
By:
Name: Title:

AUTOTOTE INTERACTIVE, INC.
By:
Name: Title:

SCHEDULE 1

Description of the U.K. Tax Reorganization

A.
Phase 1

1.
Scientific Games Holding Corp. ("SGHC") establishes Scientific Games UK Holdings LTD ("SGUK") as a wholly owned subsidiary.

2.
SGHC contributes to SGUK all of the shares of Scientific Games International Limited ("SGIL").

3.
SGHC establishes Scientific Games International Holdings LTD ("SGIH") as a wholly owned subsidiary.

B.
Phase 2

    SGHC sells to SGIH all of the shares of SGUK in exchange for all of the shares of SGIH and a note.

EXHIBIT I

Form of Amendment to Security Agreement

AMENDMENT TO SECURITY AGREEMENT

        This Amendment to Security Agreement (this "Amendment"), dated as of            , 2002, is delivered pursuant to Section 23 of the Security Agreement referred to below. Credit Suisse First Boston (as successor to DLJ Capital Funding, Inc.), as administrative agent for and representative of (in such capacity herein called "Secured Party") the Lenders party to the Credit Agreement and any Hedge Exchangers, hereby agrees that (i) this Amendment may be attached to the Amended and Restated Security Agreement dated as of October 6, 2000 by and among Scientific Games Corporation, a Delaware corporation (formerly known as Autotote Corporation) ("Company"), each of the subsidiaries of Company party thereto (each of such Subsidiaries being a "Subsidiary Grantor" and collectively "Subsidiary Grantors" and together with Company, the "Grantors") and Secured Party (the "Security Agreement"), and (ii) all of the shares of common stock of [SGIL] [SGUK] [SG-Austria] [Scientific Games Foreign Sales Corporation] [Marvin H. Sugarman Productions, Inc. ("MHSP")] pledged as Collateral pursuant to Section 1(e) of the Security Agreement shall no longer be deemed to be Pledged Shares or part of the Collateral for purposes of securing the Secured Obligations under the Security Agreement.

        This Amendment shall become effective and Secured Party shall release all of the shares of capital stock of [SGIL upon receiving an Officer's Certificate from Company certifying that such shares are no longer owned directly by Company or any Subsidiary Guarantor] [SGUK upon receiving in an Officer's Certificate from Company certifying that such shares are no longer owned directly by Company or any Subsidiary Guarantor] [SG-Austria upon receiving an Officer's Certificate from Company certifying that the Austrian Tax Reorganization has been completed] [Scientific Games Foreign Sales Corporation upon receiving a copy of the official dissolution certificate with respect to the dissolution of Scientific Games Foreign Sales Corporation] [MHSP upon receiving an Officer's Certificate from Company certifying that MHSP has no assets or liabilities and the shares of capital stock of MHSP are being sold in the MHSP Sale]. Promptly upon such release, Secured Party shall return to Company all of the stock certificates representing such shares of capital stock (and the stock powers therefor).

        Capitalized terms used herein without being defined shall have the same meanings assigned to such terms in the Security Agreement (whether defined therein or incorporated therein by reference to the Credit Agreement).

Exhibit I-1

        IN WITNESS WHEREOF, Secured Party has caused this Amendment to be duly executed and delivered by the undersigned officer thereunto duly authorized as of the date first written above.

CREDIT SUISSE FIRST BOSTON, as Secured Party
By:
Name: Title:

Exhibit I-2

[LIST EACH OF THE GRANTORS], as a Grantor
By:
Name: Title:

Exhibit I-3

QuickLinks

SCIENTIFIC GAMES CORPORATION THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
RECITALS
ACKNOWLEDGMENT OF THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
SCHEDULE 1 Description of the U.K. Tax Reorganization
EXHIBIT I Form of Amendment to Security Agreement AMENDMENT TO SECURITY AGREEMENT